Exhibit 99.1

KPMG LLP Chartered Professional Accountants
Bay Adelaide Centre 333 Bay Street Suite 4600 Toronto, ON M5H 2S5 Canada	Telephone: (416) 777-8500 Fax: (416) 777-8818 Internet: www.kpmg.ca

Independent Accountants’ Report on Applying Agreed-Upon Procedures

The Bank of Nova Scotia (the “Bank”)

Scotia Capital (USA) Inc.

Barclays Capital Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

(collectively, the “Specified Parties”)

As specifically agreed in our engagement letter dated October 4, 2016, we have performed the agreed-upon procedures enumerated in the attached Appendix, which were agreed to by the Specified Parties, in connection with the proposed offering of Auto Loan Receivables Backed Notes (“the Notes”) by Securitized Term Auto Receivables Trust 2016-1 (the “Issuer”),

as more fully described in the Preliminary Offering Memorandum dated October 4, 2016, solely to assist you in the offering by the Issuer of the Notes and your evaluation of the information in this Preliminary Offering Memorandum. The Specified Parties are responsible for the Preliminary Offering Memorandum.

The agreed-upon procedures are summarized, along with our findings, in the attached Appendix.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.

It should be understood that we have no responsibility for establishing, and did not establish, the scope and nature of the agreed-upon procedures enumerated in the attached Appendix; rather, the agreed-upon procedures enumerated therein are those the Specified Parties asked us to perform. We make no representation regarding the appropriateness and sufficiency of the agreed-upon procedures either for the purpose for which this report has been requested or for any other purpose.

We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the information referred to above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, an audit or a review, other matters might have come to light that would have been reported.

KPMG LLP is a Canadian limited liability partnership and a
member firm of the KPMG network of independent member
firms affiliated  with KPMG International Cooperative (“KPMG
International”), a Swiss entity. KPMG Canada provides services to KPMG LLP.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found to be in agreement unless otherwise noted. Such compared information was deemed to be in agreement if the differences are attributable to rounding.

•	The term “recomputed” means recalculated and compared the results to the information shown and found to be in agreement unless otherwise noted. Such recomputed information was deemed to be in agreement if the differences are attributable to rounding.

•	The term “rounding” means that amounts, percentages, weighted average lives were within $1, 0.2% and .01 years, respectively.

The agreed-upon procedures performed were applied based on the methodologies, assumptions and information set forth in the auto loan files and related data files, without verification or evaluation of such methodologies, assumptions and information by us; therefore we express no opinion or any other form of assurance regarding (1) the reasonableness of the methodologies, assumptions, or projected outcomes provided by the Specified Parties or herein; (2) the existence of the Auto Loans or as to the conformity of their respective characteristics with those assumed for the purposes of comparisons or computations described herein; (3) whether the actual payments on the Auto Loans will correspond to the payments calculated in accordance with the assumptions and methodologies set forth in the documents furnished to us by the Specified Parties; (4) the authenticity, reliability, integrity, completeness or accuracy of the data and documents furnished to us by the Specified Parties which were used in our procedures; (5) the adequacy of the disclosures in the documents furnished to us by the Specified Parties or as to whether any of the statements expressed herein omit any material facts; or (6) the enforceability of any contractual provision in the documents furnished to us by the Specified Parties or set forth herein.

The agreed-upon procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The agreed-upon procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the auto loan contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements; (ii) the value of collateral securing any such auto loan contract being securitized; (iii) the compliance of the originator of the auto loan contracts with federal, provincial, and local laws and regulations; or (iv) any other factor or characteristic of the auto loan contracts that would be material to the likelihood that the Issuer will pay interest and principal in accordance with the applicable terms and conditions of the Notes.

These agreed-upon procedures should not be taken to supplant any additional enquiries or procedures that you would undertake in your consideration of the proposed offering.

We were not engaged to, and did not perform, an audit or an examination, the objective of which would be the expression of an opinion or assurance on the Preliminary Offering Memorandum or any information set forth in the auto loan files and related data files. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our report is intended solely for the use of the Specified Parties, each of whom have in writing agreed to the procedures and taken responsibility for the sufficiency of the agreed-upon procedures for their purposes, as described above. It is not to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report by law or regulation. You have authorized us to provide a copy of our report to each of the other Specified Parties.

We disclaim any intention or obligation to update or revise the findings whether as a result of new information arising after the date we concluded our work on September 30, 2016 as noted, for any future events or otherwise.

/s/ KPMG LLP

Chartered Professional Accountants, Licensed Public Accountants

October 4, 2016

Toronto, ON

APPENDIX

Agreed-Upon Procedures	Findings

1.      Using an unaudited excel file titled “START Pool Cut as of August 2016 – FINAL – POOL 1_09-12-16” (the “unaudited Extract File”) that contains certain information related to a pool of auto loan agreements provided by the Bank as of August 31, 2016 (the “Cut-off Date”), we haphazardly selected a sample of 150 auto loan contracts from the Data File (the “Sample Receivables”).

N/A

2.      For each of the Sample Receivables, we requested from the Bank access to the credit agreement in respect of the loan (the “Credit Agreement”), and observed whether it contains the respective obligor’s signature. We did not perform any procedures to establish the authenticity of the signatures or the Credit Agreement.

No findings noted.

3.      For each of the Sample Receivables, we compared the following particulars per the respective Credit Agreement to the information contained in the unaudited Extract File:

i.       “Vehicle Information Number (VIN)/Serial No.” as per the Credit Agreement to VIN identifier in column entitled “VIN” in the “START Pool Cut 1” tab per the unaudited Extract File

ii.      “Unpaid Balance of Cash Selling Price and Fees to be Financed” as per the Credit Agreement to the amount in the column entitled “Original_Balance” per the unaudited Extract File”.

iii.    “Payment frequency” as per the Credit Agreement to the number in the column entitled “Interval_Days per the Extract File”; The Bank has informed us that “Monthly” per the Credit Agreement equates to 30 days in the unaudited Extract File, “Bi-Weekly” to 14 days and “Weekly” to 7 days.

iv.     “Term of Loan” per the Credit Agreement to the term in the column entitled “Historical_Term” per the unaudited Extract File.

v.      “Fixed Interest Rate” per the Credit Agreement to the rate in the column entitled “APR” in the unaudited Extract File.

vi.     New or Used description per the Credit Agreement to the information in the column entitled “New_Or_Used” per the unaudited Extract File;

For Sample Receivable 6481652 the Make and Model per the Credit Agreement is “Fiat 500X” and per the unaudited Extract File it was “Subaru XV” No other findings noted.

APPENDIX

The Bank has informed us that New per the Extract file is denoted by a “1” and Used by a “0.” Report any difference between the unaudited Extract File and the Credit Agreement, other than instances where Credit Agreements originated prior to January 1, 2013 identifies a vehicle as new, but the unaudited Extract File identifies the non-current model year vehicle as used in accordance with the Seller’s then-in-effect policies.

vii.   Make and Model per the Credit Agreement to the descriptions in the columns entitled “Make” and “Model” per the unaudited Extract File.

viii.  “Date” per the Credit Agreement to date in the column entitled “Note_Date” per the unaudited Extract File.

4.      Recomputed the Fixed Interest Rate for each of the Sample Receivables using the Unpaid Balance of Cash Selling Price and Fees to be Financed, payment frequency and the original scheduled payment amount, all these as reflected in the Credit Agreement, and compared our result to the corresponding Fixed Interest Rate noted in each respective Credit Agreement.

No findings noted.

5.      Obtained from the Bank the Registration date from the Personal Property Registration document for each of the Sample Receivables, noting an exception if the date of registration for any of the Sample Receivables was after September 30, 2016. We did not perform any procedures to verify the authenticity of the Personal Property Registration document.

No findings noted.

6.      Obtained from the Bank the Expiry Date from the Personal Property Registration document for each of the Sample Receivables, noting an exception if the expiry date for any of the Sample Receivables was before September 30, 2016. We did not perform any procedures to verify the authenticity of the Personal Property Registration document.

No findings noted.